Exhibit 99.2

Second Quarter 2020 Financial Results August 5, 2020 Exhibit 99.2

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this press release regarding Veritiv Corporation’s (the "Company") future operating results, performance, business plans, including prospects, guidance, the 2020 Restructuring Plan and any other restructuring, statements related to the impact of COVID - 19 and any other statements not constituting historical fact are "forward - looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 . Where possible, the words "believe," "expect," "anticipate," "continue," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward - looking statements . All forward - looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company . Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements . Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q and elsewhere in the Company’s publicly available reports filed with the Securities and Exchange Commission ("SEC"), which contain a discussion of various factors that may affect the Company’s business or financial results . Such risks and other factors, which in some instances are beyond the Company’s control, include : the industry - wide decline in demand for paper and related products ; adverse impacts of the COVID - 19 pandemic ; uncertainties as to the structure, timing, benefits and costs of the 2020 Restructuring Plan or any future restructuring plan that the Company may undertake ; increased competition from existing and non - traditional sources ; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets impacting our Company and our customers ; foreign currency fluctuations ; our ability to attract, train and retain highly qualified employees ; the effects of work stoppages, union negotiations and labor disputes ; the loss of any of our significant customers ; changes in business conditions in our international operations ; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers ; changes in prices for raw materials ; increases in the cost of fuel and third - party freight and the availability of third - party freight providers ; changes in trade policies and regulations ; inclement weather, widespread outbreak of an illness or responses thereto, anti - terrorism measures and other disruptions to our supply chain, distribution system and operations ; our dependence on a variety of information technology and telecommunications systems and the Internet ; our reliance on third - party vendors for various services ; cybersecurity risks ; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws ; regulatory changes and judicial rulings impacting our business ; adverse results from litigation, governmental investigations or audits, or tax - related proceedings or audits ; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties ; our pension and health care costs and participation in multi - employer pension, health and welfare plans ; increasing interest rates ; our ability to generate sufficient cash to service our debt ; our ability to comply with the covenants contained in our debt agreements ; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time ; changes in accounting standards and methodologies ; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results . The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers . This presentation is being furnished to the SEC through a Form 8 - K . The Company’s Quarterly Report on Form 10 - Q for the three and six months ended June 30 , 2020 to be filed with the SEC may contain updates to the information included in this presentation . We reference non - GAAP financial measures in this presentation . Please see the appendix for reconciliations of non - GAAP measures to the most comparable United States ("U . S . ") GAAP measures . 3

Mary Laschinger Chairman & CEO 4

Financial Results (Unaudited) 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Cash flow from operations less capital expenditures. Net Sales 5 Adjusted EBITDA 1 Net Loss Free Cash Flow 2 2Q20 Actual YOY % Change $1.4B (28.3)% $(18.5)M (63.7)% $39.8M (8.1)% $135.9M 3.7%

Sal Abbate Chief Operating Officer 6

Packaging: • Adjusted EBITDA increased due to our efficiency initiatives, partially offset by the decline in revenue driven by COVID - 19 and challenging market conditions in the industrial sector Facility Solutions: • Adjusted EBITDA positively impacted by our strategic repositioning in 2019 which improved margins, and lowered supply chain and selling expenses Print: • Adjusted EBITDA negatively affected by the revenue decline driven by COVID - 19 and continuing secular pressures Publishing: • Adjusted EBITDA negatively impacted by the revenue decline due to COVID - 19, secular pressures, and an increase in charges for high - risk credit accounts 7 2Q20 Highlights

Steve Smith Chief Financial Officer 8

(Unaudited, Dollars In Millions, Except Per Share Amounts) 2Q20 YOY % Change Three Months Ended June 30 Net sales $1,404.8 (28.3)% Net sales per shipping day — (28.3)% Cost of products sold $1,106.8 (30.1)% Net sales less cost of products sold $298.0 (20.3)% Net loss $(18.5) (63.7)% Basic and diluted loss per share $(1.16) (65.7)% Adjusted EBITDA $39.8 (8.1)% Adjusted EBITDA as a % of net sales 2.8% 60 BPS 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. Financial Results 1 Second Quarter 2020 9

Segment Financial Results Second Quarter 2020 10 Facility Solutions Publishing Print 2Q20 Three Months Ended June 30 YOY % Change Net sales $115 (43.4)% Net sales per shipping day (43.4)% Adjusted EBITDA $(0.2) (103.6)% Adj. EBITDA as a % of net sales (0.2)% (300) BPS 2Q20 Three Months Ended June 30 YOY % Change Net sales $782 (11.3)% Net sales per shipping day (11.3)% Adjusted EBITDA $69.9 6.7 % Adj. EBITDA as a % of net sales 8.9% 150 BPS 2Q20 Three Months Ended June 30 YOY % Change Net sales $203 (35.0)% Net sales per shipping day (35.0)% Adjusted EBITDA $11.4 37.3 % Adj. EBITDA as a % of net sales 5.6% 290 BPS 2Q20 Three Months Ended June 30 YOY % Change Net sales $282 (46.6)% Net sales per shipping day (46.6)% Adjusted EBITDA $1.3 (89.4)% Adj. EBITDA as a % of net sales 0.5% (180) BPS Packaging (Unaudited, Dollars In Millions)

Capital Structure Capital Allocation Capital Allocation Priorities: • Maintain adequate liquidity and appropriate debt levels • Support restructuring initiatives • Return value to shareholders At the end of June 2020: • The borrowing base availability for the ABL Facility was ~ $0.8B • $580M drawn against the ABL Facility • $246M of available borrowing capacity • Net debt to Adjusted EBITDA: 2.8x utilizing the last twelve months AEBITDA 11 Asset - Based Lending Facility & Capital Allocation

Mary Laschinger Chairman & CEO 12

13 2020 Outlook 2020 Outlook: • Packaging revenue and Adjusted EBITDA expected to be comparable in the second half of the year to the first half • Facility Solutions second half revenue expected to be comparable to the first half of the year, and for Adjusted EBITDA to be slightly weaker • Print and Publishing structural decline expected to continue with an increased risk of bad debt • Consolidated results for the second half of year expected to be below the first half of 2020 and the second half of 2019 due to Print and Publishing's volume declines, pricing risk, and higher bad debt ◦ Expecting strong free cash flow Recent Actions Taken or Being Evaluated: • Reduced U.S. salaried workforce by 15% • Closing certain warehouse facilities • Continue assessing alternatives to restructure our integrated supply chain Given the continued uncertainty caused by the COVID - 19 pandemic, we will not be providing updated financial guidance at this time

Questions 14

Mary Laschinger Chairman & CEO 15

Appendix: Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with U . S . GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expenses, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges, non - restructuring severance charges, non - restructuring pension charges, net, fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments) because we believe investors commonly use Adjusted EBITDA and these other non - GAAP measures as key financial metrics for valuing companies . In addition, the credit agreement governing our Asset - Based Lending Facility (the "ABL Facility") permits us to exclude the foregoing and other charges in calculating "Consolidated EBITDA", as defined in the ABL Facility . We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period . Adjusted EBITDA and these other non - GAAP measures are not alternative measures of financial performance under U . S . GAAP . Non - GAAP measures do not have definitions under U . S . GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies . As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with U . S . GAAP . We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable U . S . GAAP measures . Adjusted EBITDA and these other non - GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under U . S . GAAP . Please see the following tables for reconciliations of non - GAAP measures to the most comparable U . S . GAAP measures . 16

Table I VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net income (loss) $ (18.5) $ (11.3) $ (18.9) $ (38.0) Interest expense, net 7.2 10.2 14.2 21.6 Income tax expense (benefit) (0.5) (0.6) (0.1) (7.4) Depreciation and amortization 14.3 13.4 28.1 26.2 EBITDA 2.5 11.7 23.3 2.4 Restructuring charges, net 32.5 6.9 32.5 9.3 Facility closure charges, including (gain) loss from asset disposition 0.6 — 2.0 — Stock - based compensation 0.7 4.3 10.1 9.0 LIFO reserve (decrease) increase 1.7 (0.5) (4.2) 2.9 Non - restructuring severance charges 0.7 1.4 2.4 2.7 Non - restructuring pension charges, net 0.1 6.6 7.2 6.6 Integration expenses — 4.5 — 8.8 Fair value adjustment on Tax Receivable Agreement contingent liability (0.3) 0.6 (1.0) 1.5 Fair value adjustment on contingent consideration liability — 7.7 1.0 13.1 Escheat audit contingent liability — — — 7.0 Other 1.3 0.1 2.7 0.4 Adjusted EBITDA $ 39.8 $ 43.3 $ 76.0 $ 63.7 Net sales $ 1,404.8 $ 1,958.2 $ 3,112.1 $ 3,899.7 Adjusted EBITDA as a % of net sales 2.8% 2.2% 2.4% 1.6 % Appendix: Reconciliation of Non - GAAP Financial Measures 17

18 Appendix: Reconciliation of Non - GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES FREE CASH FLOW (in millions, unaudited) Three Months Ended June 30, 2020 Net cash provided by (used for) operating activities $ 141.7 Less: Capital expenditures (5.8) Free cash flow $ 135.9

19 Appendix: Reconciliation of Non - GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) June 30, 2020 Amount drawn on ABL Facility $ 580.4 Less: Cash and cash equivalents (112.4) Net debt 468.0 Last Twelve Months Adjusted EBITDA $ 168.2 Net debt to Adjusted EBITDA 2.8x Last Twelve Months June 30, 2020 Net income (loss) $ (10.4) Interest expense, net 30.7 Income tax expense (benefit) 8.0 Depreciation and amortization 55.4 EBITDA 83.7 Restructuring charges, net 52.0 Facility closure charges, including (gain) loss from asset disposition 2.0 Stock - based compensation 15.7 LIFO reserve (decrease) increase (10.8) Non - restructuring severance charges 8.1 Non - restructuring pension charges, net 7.2 Integration expenses 8.7 Fair value adjustment on Tax Receivable Agreement contingent liability (2.2) Fair value adjustment on contingent consideration liability 1.0 Escheat audit contingent liability (3.3) Other 6.1 Adjusted EBITDA $ 168.2

Second Quarter 2020 Financial Results August 5, 2020